SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ]  Preliminary Proxy Statement
    [ ]  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
    [X]  Definitive Proxy Statement
    [ ]  Definitive Additional Materials
    [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                                V-ONE Corporation
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


               --------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

    [ ]  Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement Number:

         3)   Filing Party:

         4)   Date Filed:

                                  V-ONE [LOGO]

                         Security for a Connected World


                                 April 13, 2004


Dear Shareholder:

      On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of V-ONE Corporation ("Company"). The annual meeting will be held at the Holiday Inn-Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland 20879 on Thursday, May 13, 2004, at 10:00 a.m. Gaithersburg, Maryland time.

      At the meeting, you will be asked to (i) elect one director for a three-year term expiring in 2007, (ii) approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split pursuant to which two shares of Company common stock will be combined into one share of Company common stock, (iii) approve an amendment to the Company's 1998 Amended Incentive Stock Plan increasing shares of common stock authorized and reserved for issuance under the plan from 5,000,000 shares to 6,000,000 shares, and (iv) ratify the appointment of Aronson & Company, independent public accountants, as the auditors of the Company for the year ending December 31, 2004. The Board of Directors has unanimously approved these proposals and we urge you to vote in favor of these proposals and in accordance with the Board's recommendation on such other matters as may be submitted to you for a vote at the meeting.

      Your vote is very  important,  regardless of the number of shares you own.
Please sign and return each proxy card that you receive in the postage-paid return envelope, which is provided for your convenience. The return of your proxy card will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the annual meeting. We look forward to seeing you on May 13.

                                             Sincerely,


                                             /s/ Margaret E. Grayson

                                             Margaret E. Grayson
                                             Director, President,
                                             Chief Executive Officer and
                                             Principal Financial Officer


 20300 Century Boulevard, Suite 200, Germantown, Maryland 20874 (301) 515-5200

                                V-ONE CORPORATION

  20300 CENTURY BOULEVARD, SUITE 200 GERMANTOWN, MARYLAND 20874 (301) 515-5200


                                     NOTICE
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 2004

      NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of V-ONE Corporation ("Company") will be held on Thursday, May 13, 2004, at 10:00 a.m. Gaithersburg, Maryland time, at the Holiday Inn-Gaithersburg, 2 Montgomery Village Avenue, Gaithersburg, Maryland 20879, for the following purposes:

      1.   To elect one director for a three-year term expiring in 2007;

      2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to effect a reverse stock split pursuant to which two shares of Company common stock will be combined into one share of Company common stock;

      3. To approve an amendment to the Company's 1998 Amended Incentive Stock Plan increasing shares of common stock authorized and reserved for issuance under the plan from 5,000,000 shares to 6,000,000 shares;

      4. To ratify the appointment of Aronson & Company, independent public accountants, as the auditors of the Company for the year ending December 31, 2004; and

      5. To transact any other business as may properly come before the annual meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on March 31, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. A complete list of shareholders of record of the Company on the record date will be available for examination by any shareholder, for any purpose germane to the annual meeting, during ordinary business hours, for the ten-day period prior to the annual meeting, at the executive offices of the Company, 20300 Century Boulevard, Suite 200, Germantown, Maryland 20874.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/ Joseph D. Gallagher

                                         Joseph D. Gallagher
                                         Secretary

Germantown, Maryland
April 13, 2004

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING, OR IN PERSON, AT ANY TIME PRIOR TO ITS EXERCISE.

                                V-ONE CORPORATION

  20300 CENTURY BOULEVARD, SUITE 200 GERMANTOWN, MARYLAND 20874 (301) 515-5200


                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 13, 2004

      The enclosed proxy is solicited by the Board of Directors of V-ONE Corporation, a Delaware corporation ("Company"), for use at the Annual Meeting of Shareholders on Thursday, May 13, 2004, and at any adjournment thereof. The approximate date of mailing of this Proxy Statement and the form of proxy is April 13, 2004.

              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING

      The securities to be voted at the annual meeting consist of (i) shares of common stock of the Company, $0.001 par value per share ("Common Stock"), with each share entitling its record owner to one vote on each of the proposals and on all other matters properly brought before the annual meeting, (ii) shares of Series C Preferred Stock, $0.001 par value per share ("Series C Stock"), with each share entitling its record owner to 10 votes on Proposals 2, 3 and 4 and on all other matters properly brought before the annual meeting, except with respect to the election of directors for which record holders of Series C Stock are not entitled to vote, and (iii) Series D Preferred Stock, $0.001 par value per share ("Series D Stock"), with each share entitling its record owner to one vote on each of the proposals and on all other matters properly brought before the annual meeting. The close of business on March 31, 2004 has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of, and to vote at, the annual meeting. As of the record date, there were 249 record holders of Common Stock and 30,284,045 shares of Common Stock outstanding and eligible to be voted at the annual meeting, 4 record holders of Series C Stock and 42,904 shares of Series C Stock outstanding and eligible to be voted at the annual meeting and 19 record holders of Series D Stock and 3,021,000 shares of Series D Stock outstanding and eligible to be voted at the annual meeting. The Common Stock, Series C Stock and Series D Stock (collectively "Voting Stock") are the only outstanding voting securities of the Company.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Voting Stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. If less than a majority of the outstanding shares entitled to vote are present at the annual meeting, either in person or by proxy, a majority of the shares so represented may vote to adjourn the annual meeting from time to time without further notice.

      With respect to Proposal 1, directors receiving a plurality of votes will be elected in the order of the number of votes received. There is no cumulative voting in the election of directors. With respect to Proposal 2, the vote required for approval shall be the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the annual meeting. With respect to Proposals 3 and 4 and to any other matter properly brought before the annual meeting or any adjournment thereof, the vote required for approval shall be the affirmative vote of a majority of the total number of votes that those present at the annual meeting, in person or by proxy, are entitled to cast.

      All shares entitled to vote represented by a properly executed and unrevoked proxy received in time for the annual meeting will be voted at the annual meeting in accordance with the instructions given. In the absence of instructions to the contrary, such shares will be voted FOR Proposals 1, 2, 3 and 4. If any other matters properly come before the annual meeting, the persons named as proxies will vote upon such matters as determined by a majority of the Board of Directors.

      Under Delaware law, shares represented at the annual meeting (either by properly executed proxies or in person) that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions as to any proposal will have the same effect as votes against the proposal. With respect to Proposals 1, 3 and 4, broker non-votes will be treated as unvoted for purposes of determining approval of such proposals (and therefore will reduce the absolute number - although not the percentage - of votes needed for approval) and will not be counted as votes for or against the proposals. With respect to Proposal 2, however, broker non-votes will have the same effect as votes against the proposal.

      The cost of soliciting proxies will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or telegraph by officers, directors or employees of the Company who will not be specially compensated for such solicitation activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of shares held of record by such persons, and the Company will reimburse such persons for their related reasonable expenses.

      A shareholder may revoke his or her proxy at any time prior to its exercise by (i) filing written notice thereof with Joseph D. Gallagher, Secretary, V-ONE Corporation, 20300 Century Boulevard, Suite 200, Germantown, Maryland 20874, (ii) submitting a duly executed proxy bearing a later date or
(iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Unless previously revoked or otherwise instructed thereon, proxies will be voted at the annual meeting on the proposals as described above.

              STOCK OWNED BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

      The number of shares of Voting Stock held as of March 31, 2004 by each holder of more than 5% of the outstanding Voting Stock of the Company, each director of the Company, each nominee for reelection as a director, each executive officer named in the Summary Compensation Table on page 6 of this Proxy Statement and all directors and executive officers of the Company as a group is set forth below. The names of the Company's directors and executive officers named in the Summary Compensation Table appear in italics. Unless otherwise indicated, all of the shares shown in the following table are shares of Common Stock and are owned both of record and beneficially by the person named. Unless otherwise indicated, the person named possesses sole voting and investment power.

                                         AMOUNT AND NATURE            PERCENT
        NAME AND ADDRESS (1)         OF BENEFICIAL OWNERSHIP (2)    OF CLASS(3)
        --------------------         ---------------------------    -----------

James F. Chen                                     2,512,552  (4)         8.3%

Joseph Lupo                                       2,854,098  (5)         9.4%
758 Oneida Trail
Franklin Lakes, New Jersey 07417

Molly G. Bayley**                                   142,500  (6)           *

Christopher T. Brook                                171,871  (7)           *

Margaret E. Grayson                               1,008,856  (8)         3.3%

Heidi B. Heiden                                     307,500  (9)         1.0%

Douglas M. Hurt                                     108,610 (10)           *

Merle B. Miller                                      93,897 (11)           *

Michael D. O'dell                                   142,500 (12)           *

William E. Odom                                     331,566 (13)         1.1%


Directors and Executive Officers as               2,307,300              7.6%
a group                                    (6)(7)(8)(9)(10)
                                               (11)(12)(13)

* Less than 1%.
** Nominee.

(1)   Unless otherwise indicated, the mailing address of each shareholder is c/o
      V-ONE  Corporation,   20300  Century  Boulevard,  Suite  200,  Germantown,
      Maryland 20874.

(2) In accordance with Rule 13d-3 of the Securities Exchange Act of 1934 ("Exchange Act"), a person is deemed to be the beneficial owner of a security if he or she has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days. Each director, executive officer and beneficial owner possesses sole voting and investment power with respect to the shares of Voting Stock listed, except as otherwise indicated. The number of shares beneficially owned by each director, executive officer and beneficial owner is determined under rules promulgated under the Exchange Act by the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual currently has sole or shared voting power or investment power and also any shares which the individual has the right to acquire by conversion of preferred stock or notes into Common Stock, by exercise of options or warrants to purchase Common Stock or otherwise, within 60 days after March 31, 2004. As of March 31, 2004, the Company had 30,284,045 shares of Common Stock outstanding.

(3) Number of shares of Voting Stock deemed outstanding includes shares issuable upon exercise or conversion of stock options, warrants, preferred stock or notes beneficially owned by the person in question that are currently exercisable or convertible or become exercisable or convertible within 60 days after March 31, 2004.

(4) Does not include 600,000 shares of Common Stock held in a family limited partnership, the general partner of which is a corporation controlled by Mr. Chen's daughter, Irene Chen. Does not include 71,110 shares of Common Stock registered in the name of Mary S. Chen as Trustee under trusts for the benefit of Mr. Chen's children with respect to which Mary S. Chen possesses voting and investment power.

(5) According to the most recent Schedule 13D filed with the SEC by Joseph Lupo, represents 896,700 shares of Common Stock, 1,282,720 shares of Series D Stock and warrants to purchase 256,544 shares of Common Stock held in a Roth IRA account for the benefit of Mr. Lupo. Also represents 1,746 shares of Common Stock, 346,990 shares of Series D Stock and warrants to purchase 69,398 shares of Common Stock held in a profit sharing plan for the benefit of Mr. Lupo.

(6)   Represents options to purchase 142,500 shares of Common Stock.

(7)   Includes options to purchase 163,550 shares of Common Stock.

(8)   Includes options to purchase 853,750 shares of Common Stock.

(9) Includes options to purchase 182,500 shares of Common Stock and warrants to purchase 25,000 shares of Common Stock held by the Heidi B. and Kay V. Heiden Family LP.

(10)  Includes options to purchase 102,500 shares of Common Stock.

(11)  Includes options to purchase 92,250 shares of Common Stock.

(12)  Represents options to purchase 142,500 shares of Common Stock.

(13) Includes options to purchase 324,166 shares of Common Stock. Does not include 20,000 shares of Common Stock held by General Odom's wife, Anne C. Odom.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

      The Company's restated bylaws provide for a Board of Directors consisting of up to seven members serving staggered terms. The term of office of Molly G. Bayley will expire at the annual meeting. Molly G. Bayley has been nominated by the Board to serve for a three-year term.

      There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected as a director or selected as a nominee.

      If the nominee becomes unavailable for any reason, or if any other vacancy in the directors to be elected at the annual meeting should occur before the election, the shares represented by proxy will be voted for the person, if any, who is designated by the Board to replace the nominee or to fill such other vacancy on the Board. The Board has no reason to believe that the nominee will be unavailable or that any other vacancy on the Board will occur. The nominee has consented to be named and has indicated her intent to serve if elected.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEE FOR REELECTION AS DIRECTOR SET FORTH ABOVE.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

      The directors of the Company are currently divided into three classes that are elected on a staggered basis. Each director serves for a three-year term and until his or her successor is duly elected and qualified. Michael D. O'Dell, a director whose term expires in 2006, resigned his position on the Board effective February 20, 2004. The current members of the Board are set forth below:

                            DIRECTOR
                             OF THE
                            COMPANY      TERM      POSITION(S) CURRENTLY
            NAME             SINCE      EXPIRES    HELD WITH THE COMPANY
            ----             -----      -------    ---------------------

Molly G. Bayley  (1)(2)       2001       2004      Director

Margaret E. Grayson           1999       2006      Director, President and Chief
                                                   Executive Officer

Heidi B. Heiden (1)(3)        2000       2005      Director

William E. Odom (3)           1996       2005      Chairman of the Board

(1)   Member of the Audit Committee
(2)   Nominee for reelection
(3)   Member of the Compensation Committee

      Biographical information regarding the directors of the Company is as follows:

MOLLY G. BAYLEY (59) was appointed a director of the Company in March 2001 to fill a vacancy on the Board. Since July 2002, Ms. Bayley has been an international consultant to emerging capital markets. Previously, she was Executive Vice President of X-Change Corporation (OTCBB: XCHC). From 1998 through 2000, Ms. Bayley served as Vice President of Exchange Relations for OptiMark Technologies. From 1989 through 1997, she was an international consultant on capital markets development in emerging markets. Also from 1993 to 1996, Ms. Bayley was Chief of Party and Regulatory Advisor for Arthur Andersen in Manila, the Philippines. From 1984 through 1989, Ms. Bayley was Executive Director of the Commodity Futures Trading Commission. From 1971 through 1984, Ms. Bayley held various positions within Nasdaq, culminating as Vice President of Nasdaq Operations. Ms. Bayley holds a B.A. in French from Wellesley College.

MARGARET E. GRAYSON (57) was elected President and CEO of the Company in November 2000. She had served as the Company's Senior Vice President and Chief Financial Officer since May 1999. Ms. Grayson was elected to the Board of Directors in August 1999. Prior to joining V-ONE Corporation, Ms. Grayson served as Vice President of Finance and Administration and Chief Financial Officer for SPACEHAB, Inc. (Nasdaq: SPAB) from September 1994 to October 1998. Immediately prior to joining SPAB, Ms. Grayson served as Chief Financial Officer for CD Radio, Inc. in Washington, D.C., an early entrant in the satellite radio mobile communications market. Previously, Ms. Grayson served as a senior executive and consultant to high-technology start-up companies. Ms. Grayson holds an M.B.A. from the University of South Florida and a B.S. in Accounting from the State University of New York at Buffalo.

HEIDI B. HEIDEN (65) has been a director of V-ONE Corporation since June 2000. In June 2001, Mr. Heiden retired from Zephion Networks, Inc., a private company, where he had been Chairman and CEO since January 2001. Mr. Heiden became a director of Broadview Networks, a private company, in January 2000. Mr. Heiden retired from UUNET, Inc., an MCI WorldCom company, in January 1999, where he was Senior Vice President of Operations and Technology. Mr. Heiden joined UUNET in September 1995. His professional career includes a five-year term as Senior Operating Officer at Salomon Brothers in New York City. He also served as Senior Vice President for the Wollongong Group. In the mid-1980's, Mr. Heiden was employed at Trusted Information Systems, a computer and network security company. Prior to entering the commercial arena, Mr. Heiden served in the United States Army and led diverse technology programs. Mr. Heiden also created and ran the Defense Data Network consisting of many worldwide computer networks that formed the basis of what is now known as the Internet. Mr. Heiden is a graduate of West Point Military Academy.

LIEUTENANT GENERAL WILLIAM E. ODOM, ARMY (RET) (71) was elected Chairman of the Company's Board of Directors in November 2000, and has been a director of the Company since June 1996. Since October 1988, General Odom has served as Director of National Security Studies at the Hudson Institute. He has been an adjunct professor at Yale University since January 1989. Prior to his retirement from the military in 1988, General Odom held several military posts including Director of the National Security Agency, Assistant Chief of Staff for Intelligence for the Department of the Army, and Military Assistant to the National Security Advisor in the Carter White House. He is Chairman of the Board of American Science & Engineering. General Odom holds a M.A. and a Ph.D from Columbia University and a B.S. from the United States Military Academy at West Point.

COMPENSATION OF DIRECTORS

      Each non-employee director is entitled to receive a $1,000 monthly stipend and annual stock options to purchase 17,500 shares of Common Stock. The Chairman of the Board is entitled to receive a $2,000 monthly stipend and annual stock options to purchase 17,500 shares of Common Stock. On March 7, 2002, the Board of Directors determined to defer cash compensation retroactive to January 2002 and until further notice. The Company also reimburses directors for travel expenses incurred in connection with their attendance at meetings of the Board and its committees.

BOARD OF DIRECTORS AND COMMITTEES

      Meetings of the Board are held regularly each quarter and as required. In 2003, the Board held 16 meetings. Molly Bayley and Michael O'Dell participated in 60% of these meetings and 100% of the meetings of the committees on which they serve. All other directors participated in greater than 75% of these Board meetings and of the meetings of the committees on which they serve.

      The Company encourages its Board members to attend the Company's annual meeting of shareholders. Four of five directors attended the 2003 annual meeting of shareholders.

      The Board has established an Audit Committee to recommend the firm to be appointed as independent public accountants to audit the Company's financial statements and to perform services related to the audit, review the scope and results of the audit with the independent accountants, review with management and the independent accountants the Company's year-end operating results and consider the adequacy of the internal accounting procedures. The Audit Committee met separately once during 2003, and the full board, including the members of the Audit Committee, met several times during the year to discuss the financial position of the Company, provide recommendations and guidance to management and evaluate strategies and financial opportunities and initiatives. In 2003, the Audit Committee consisted of Molly G. Bayley, Heidi B. Heiden and Michael D. O'Dell, none of whom is an employee of the Company. The Company does not have an audit committee financial expert serving on its Audit Committee because the Company has not identified an individual with the required expertise and experience. Mr. O'Dell resigned from the Board of Directors effective February 20, 2004.

      The Board has also established a Compensation Committee. The Compensation Committee reviews and recommends the compensation arrangements for all directors and officers, approves such arrangements for other senior level employees and administers and takes such other actions as may be required in connection with certain compensation and incentive plans of the Company. In 2003, the Compensation Committee consisted of Mr. Heiden and General Odom, both independent directors. The Compensation Committee met once in 2003.

      The Company currently has no standing nominating committee. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate. A director can be nominated by a member of the Board or by written notice to the Board not less than 120 calendar days in advance of the anniversary date of the Company's previous year's proxy statement for its annual meeting of shareholders.

      The Board of Directors has not established a set process for shareholders to send communications to the Board. Given the size of the Company and its resources, the Board of Directors believes that this is appropriate.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

      The Company's executive officers are elected each year by the Board of Directors, unless the Board determines, upon appointing an officer, that he or she shall serve for a different term. Any executive officer may be removed at any time, with or without cause, by the Board. Biographical information with respect to Margaret E. Grayson is provided above. See "Information Concerning the Board of Directors." Biographical information regarding the other executive officers of the Company is as follows:

CHRISTOPHER T. BROOK (63) has been serving as Vice President of Engineering of the Company since April 2001. He has been with V-ONE Corporation since February 1996, most recently as Vice President, Wireless. Prior to that, he was Vice President of Product Development. Mr. Brook was with GE Information Services, Inc. for approximately 27 years prior to joining the Company. While with GE, Mr. Brook held a number of technology-related positions, most recently as Manager of Emerging Technology. Mr. Brook graduated from Clifton College (Bristol, England) with an emphasis in Classics.

DOUGLAS M. HURT (50) is Vice President, Sales & Marketing, and has 25 years large account experience in commercial and government information technology sales. Mr. Hurt joined V-ONE Corporation in February 1999 as Director of Federal Sales, was promoted to Vice President of Federal Sales in October 2000, to Vice President of U.S. Sales in October 2001 and to Vice President, Sales & Marketing in April 2002. Prior to joining the Company, Mr. Hurt was a national sales manager for Siemens Information and Communication Corporation from 1985 through 1999, with sales responsibility for selected Department of Defense, intelligence and civil agencies. Mr. Hurt also held sales positions with Data General Corporation (federal sales) and Burroughs Corporation (commercial sales). He holds a B.S. in Business Administration, Marketing from Old Dominion University.

MERLE B. MILLER (49) is Vice President, Administration and Treasurer, and has over 25 years experience in general accounting and management information systems, as well as customer/supplier relationships. Ms. Miller joined V-ONE Corporation in June 2000 as Director, Business Development and was promoted to Vice President of Administration in October 2001. Prior to joining the Company, from March 1999 to March 2000, Ms. Miller served as Director, Operations and Finance with Zabacom, Inc., a start-up company. Prior to that, she was with Hayes Microcomputer Products, Inc. (formerly Access Beyond, Inc./Penril Datability Networks) for approximately 24 years. During her tenure with Hayes, Ms. Miller held various positions in accounting and management information systems, culminating as Accounting/MIS Manager.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid by the Company for the last three fiscal years to its Chief Executive Officer and the Company's other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the year ended December 31, 2003 ("Named Executives").

                    ANNUAL COMPENSATION                         LONG-TERM
                    -------------------                         ---------
                                                               COMPENSATION
                                                               ------------

                                                                  AWARDS
                                                                  ------

 Name and                                                       Securities
 Principal Position      Year   Salary ($)   Bonus($)(1)  Underlying Options (#)
 ------------------      ----   ----------   -----------  ----------------------


 Margaret E. Grayson      2003    $228,787          -               200,000  (2)
 President and Chief      2002    $284,580          -               300,000  (3)
 Executive Officer        2001    $275,000    $96,276               400,000  (4)

 Christopher T. Brook     2003    $104,406          -               100,000  (5)
 Vice President           2002    $145,626          -               100,000  (6)
 Engineering              2001    $157,300    $13,147                20,000  (7)

 Douglas M. Hurt          2003    $130,252          -               100,000  (8)
 Vice President           2002    $142,386          -               100,000  (9)
 Sales and Marketing      2001    $132,258     $7,500                20,000 (10)

 Merle B. Miller          2003     $81,204          -               100,000 (11)
 Vice President           2002    $111,459          -               100,000 (12)
 Administration           2001    $101,597     $5,000                20,000 (13)


(1) Includes bonus paid in cash, stock or taxes in 2002 unless otherwise provided.

(2) Represents options to purchase 200,000 shares of Common Stock at an exercise price of $.08 per share granted under the 1998 Amended Incentive Stock Plan ("1998 Plan"). These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(3) Represents options to purchase 150,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 150,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Incentive Stock Plan ("1996 Plan"). These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(4) Represents options to purchase 300,000 shares of Common Stock at an exercise price of $.625 per share granted under the 1998 Plan and options to purchase 100,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(5) Represents options to purchase 100,000 shares of Common Stock at an exercise price of $.08 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(6) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 50,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(7) Represents options to purchase 20,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(8) Represents options to purchase 100,000 shares of Common Stock at an exercise price of $.08 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(9) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 50,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(10) Represents options to purchase 20,000 shares of Common Stock at an exercise price of $1.4062 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(11) Represents options to purchase 100,000 shares of Common Stock at an exercise price of $.08 per share granted under the 1998 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(12) Represents options to purchase 50,000 shares of Common Stock at an exercise price of $.69 per share granted under the 1998 Plan and options to purchase 50,000 shares of Common Stock at an exercise price of $.25 per share granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

(13) Represents options to purchase 10,000 shares of Common Stock at an exercise price of $1.4062 per share and options to purchase 10,000 shares of Common Stock at an exercise price of $1.62 per share, granted under the 1996 Plan. These options vest as to 25% of the shares on the first anniversary of the date of grant and as to an additional 25% of the shares on the second, third and fourth anniversaries of the date of grant. The options become fully vested in the event of a change in control of the Company.

STOCK OPTIONS GRANTED

      The following tables set forth further information regarding the grant of options to the Named Executives of the Company in 2003. No stock appreciation rights were granted to any Named Executive during 2003.

                              Individual Grants                           Potential Realizable Value at
                                                                              Assumed Annual Rates of
                                                                           Stock Price Appreciation for
                                                                                    Option Term
                      ---------------------------------------------------------------------------------
                        Number of      % of Total
                        Securities      Options
                        Underlying     Granted to
                         Options       Employees     Exercise or
                         Granted       in Fiscal     Base Price   Expiration
Name                       (#)            Year       ($/Sh) (1)      Date             5%         10%
-------------------------------------------------------------------------------------------------------
Margaret E. Grayson      200,000           22%          $.08      1/31/2013        $10,062     $25,500

Christopher T. Brook     100,000           11%          $.08      1/31/2013         $5,031     $12,750

Douglas M. Hurt          100,000           11%          $.08      1/31/2013         $5,031     $12,750

Merle B. Miller          100,000           11%          $.08      1/31/2013         $5,031     $12,750


(1) Represents fair market value on date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 2003 OPTION VALUES

      The following table summarizes the value realized upon exercise of outstanding stock options and the value of the outstanding options held by the Named Executives at December 31, 2003.

                                                    Number of
                                                    Securities       Value of
                                                    Underlying     Unexercised
                                                    Unexercised    In-the-Money
                                                    Options at      Options at
                         Shares                     December 31,    December 31,
                        Acquired                      2003 (#)      2003 ($) (1)
                           on           Value       Exercisable/    Exercisable/
        Name          Exercise (#)  Realized ($)    Unexercisable  Unexercisable
        ----          ------------  -------------   -------------  -------------
Margaret E. Grayson        0             0         728,750/701,250      0/0

Christopher T. Brook       0             0         120,550/191,850      0/0

Douglas M. Hurt            0             0          62,500/187,500      0/0

Merle B. Miller            0             0          52,250/190,750      0/0

(1) Based on the closing sales price of  $.15 on Tuesday, December 31, 2003.

RELATED TRANSACTIONS

      In July and August 2002, the Company closed on approximately $1,188,000 in a private placement of 8% Secured Convertible Notes with detachable warrants, due 180 days after issuance with an additional 180-day extension available at the option of the Company or the note holders. The note holders may convert their notes at any time into the Company's Common Stock at a conversion price equal to the greater of $0.25 per share or 60% of the average closing sales price of the Company's Common Stock for the five trading day period immediately preceding the Company's receipt of the note holders notification of conversion. Detachable five year warrants, exercisable at $0.50 per share, are included to provide 100% warrant coverage to the note holders. In January 2003, in connection with its efforts to raise capital, the Company agreed to adjust the exercise price of the warrants from $0.50 per share to $0.15 per share. Ms. Grayson, Mr. Heiden and General Odom participated in the private placement of the notes in the amounts of $25,000, $25,000 and $10,000, respectively. Each immediately converted his or her notes into Common Stock. In November 2003, General Odom exercised the warrant attached to his note. In December 2003, Ms.

Grayson exercised the warrant attached to her note. Mr. Heiden has not exercised the warrant attached to his note.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2003 with respect to the shares of the Company's Common Stock that may be issued under the Company's existing equity compensation plans.


                                                                       A                    B                       C
                                                                   Number of                                Number of Securities
                                                               Securities to be                           Remaining Available for
                                                                  Issued upon                              Future Issuance Under
                                                                  Exercise of       Weighted Average     Equity Compensation Plans
                                                                  Outstanding       Exercise Price of      (Excluding Securities
        Plan Category                                             Options (2)      Outstanding Options     Reflected in Column A)
        -------------                                          ---------------------------------------------------------------------

Equity Compensation Plans Approved by Shareholders (1)             4,908,532              $0.57                3,584,012

Equity Compensation Plans Not Approved by Shareholders                    -                    -                      -
                                                               ---------------------------------------------------------------------

  Total                                                            4,908,532              $0.57                3,584,012
                                                               ---------------------------------------------------------------------


(1) Consists of the Company's 1995 Stock Option Plan, 1996 Incentive Stock Plan, 1998 Amended Incentive Stock Plan and 2001 Employee
    Stock Purchase Plan.

(2) Excludes  purchase  rights  accruing under the Company's  2001 Employee  Stock  Purchase Plan (the "Purchase  Plan") which has a shareholder  approved reserve of 2,500,000 shares. Under the Purchase Plan, each eligible employee may purchase shares of Common stock at  quarterly  intervals  at a purchase  price per share equal to 85% of the lower of (i) the fair market  value of Common
    Stock on the first day of the  quarterly  offering  period or (ii) the fair market  value of Common Stock on the last day of the quarterly offering period.



REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      In June 1996, the Board established the Compensation Committee, which makes recommendations concerning the compensation arrangements for all directors and executive officers. In 2003, the Compensation Committee consisted of Mr. Heiden and General Odom, both independent directors. The Compensation Committee met once in 2003.

      Compensation for executive officers currently consists primarily of base salary, cash and stock bonuses and grants of stock options pursuant to the Company's stock option plans. Base salaries are determined by evaluating the responsibilities of the position and the experience and knowledge of the individual. Bonuses and annual salary adjustments, if any, are determined by evaluating performance taking into account such factors as achievement of the Company's strategic goals, assumption of additional responsibilities, attainment of specific individual objectives, and the compensation paid to other senior executives in the Company's industry. The Compensation Committee believes that stock ownership by management is especially beneficial in aligning the interests of management and shareholders in the Company.

      Grants of Company stock options are intended to align the interest of executives, key employees and others with the long-term interests of the Company's shareholders and to encourage executives and key employees to remain with the Company. The Board initially authorized the Compensation Committee to grant stock options to key employees and others under the Company's stock option plans. Currently, the Board is administering the Company's stock option plans and Ms. Grayson recommends to the Board levels of stock option grants based upon the same factors as those used for bonus and salary adjustments.

Bonus.
-----

      Bonus compensation of the Chief Executive Officer and other Named Executives is tied to certain performance goals reasonably established from time to time by the Company. On March 25, 2004 the Board of Directors determined that no performance bonuses would be paid for the year ended December 31, 2003.

Section 162(m).
--------------

      Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to the Named Executives. Currently, no executive officer of the Company is paid compensation in excess of $1 million per year and it is not anticipated that any executive officer will be paid in excess of $1 million in 2004. The Company's 1998 Incentive Stock Plan and 1996 Incentive Stock Plan provide for awards that can be made in compliance with Section 162(m).

                       SUBMITTED BY THE COMPENSATION
                       COMMITTEE OF THE BOARD OF DIRECTORS

                       Heidi B. Heiden
                       William E. Odom


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In 2003, the Company's Compensation Committee consisted of Heidi B. Heiden and William E. Odom.

      The Company has adopted a policy providing that all material transactions (other than compensation arrangements that must be approved by the Compensation Committee) between the Company and its directors, officers and other affiliates
(i) must be approved by a majority of the disinterested members of the Board or a committee thereof (following disclosure to the Board of the material facts of the relationship and the transaction), and (ii) must be on terms no less favorable to the Company than can be obtained from unaffiliated third parties.

      In July and August 2002, the Company closed on approximately $1,188,000 in a private placement of 8% Secured Convertible Notes with detachable warrants, due 180 days after issuance with an additional 180-day extension available at the option of the Company or the note holders. The note holders may convert their notes at any time into the Company's Common Stock at a conversion price equal to the greater of $0.25 per share or 60% of the average closing sales price of the Company's Common Stock for the five trading day period immediately preceding the Company's receipt of the note holders notification of conversion. Detachable five year warrants, exercisable at $0.50 per share, are included to provide 100% warrant coverage to the note holders. In January 2003, in connection with its efforts to raise capital, the Company agreed to adjust the exercise price of the warrants from $0.50 per share to $0.15 per share. Ms. Grayson, Mr. Heiden and General Odom participated in the private placement of notes in the amounts of $25,000, $25,000 and $10,000, respectively. Each immediately converted his or her notes into Common Stock. In November 2003, General Odom exercised the warrant attached to his note. In December 2003, Ms. Grayson exercised the warrant attached to her note. Mr. Heiden has not exercised the warrant attached to his note.

STOCK PERFORMANCE GRAPH

      The following graph compares the change in the Company's total return on its Common Stock with (i) the change in the total return on the stock included in the CRSP Total Return Index for the Nasdaq Stock Market (U.S.) and (ii) the change in the total return on the stocks included in the Company's peer group. The companies in the peer group are Check Point Software Technologies Ltd., RSA Security, Inc., Cyberguard Corporation and SafeNet, Inc. The peer group as previously reported included Cylink Corporation which was acquired by SafeNet, Inc. on February 6, 2003. The Company has replaced Cylink Corporation with Cyberguard Corporation for its peer group and has provided information beginning in 1998.

      These comparisons assume an investment of $100 made on December 31, 1998 and compare relative values on an annual basis for the years ended December 31, 1999, 2000, 2001, 2002 and 2003. All of these total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during this period. The Common Stock price performance shown below should not be viewed as being indicative of future performance.

                                 [GRAPH OMITTED]

SOURCES:  NASDAQ                 DEC. 1998  DEC. 1999  DEC. 2000  DEC. 2001  DEC. 2002  DEC. 2003

V-ONE CORPORATION                   $100       $168        $18       $41         $5         $3
NASDAQ TOTAL RETURN  INDEX          $100       $262       $158      $125        $61        $49
PEER GROUP (4 COMPANIES)            $100       $324       $378      $125        $87        $38

EMPLOYMENT AGREEMENTS

      The Company originally entered into an employment agreement with Ms. Grayson in July 1999 when she was the Company's Senior Vice President and Chief Financial Officer. In November 2000, the Board of Directors elected Ms. Grayson President and Chief Executive Officer and extended her employment agreement. The employment agreement has a one-year term and is automatically renewed for additional one-year terms on the anniversary date and each successive anniversary date thereafter. However, either the Company or Ms. Grayson may serve written notice of an intention not to renew not less than 90 days prior to the expiration of the then current term, in which case the employment agreement terminates on such termination date. In June 2002, Ms. Grayson assumed the responsibilities of Principal Financial Officer in addition to those of President and Chief Executive Officer. Effective July 15, 2002, Ms. Grayson's employment agreement was amended to reduce her base salary from $300,000 to $200,000 plus 2% of the Company's gross revenues. Ms. Grayson's base salary is subject to periodic review by the Board and may be increased at the Board's discretion. Under the employment agreement, Ms. Grayson is eligible for a cash bonus if the Company meets certain performance objectives as outlined in the Report of the Compensation Committee on Executive Compensation.

      If the Company terminates Ms. Grayson's employment for cause, she is not entitled to any severance payment. Ms. Grayson is deemed to be terminated for cause if, in the reasonable determination of the Board, she, among other things, is convicted of a felony or a crime involving moral turpitude, participates in a fraud against the Company, or willfully discloses the Company's trade secrets or other confidential information to any of its competitors. If the Company terminates Ms. Grayson's employment other than for cause (or fails to renew the employment agreement other than for cause), Ms. Grayson receives a severance payment equal to one year's salary plus any projected bonus that would have been paid during that year, and all options previously granted become immediately exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC. Directors, executive officers and greater than 10% shareholders (collectively, "Reporting Persons") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on review of the copies of such forms provided to the Company and written representations by the Reporting Persons, the Company believes that, for the year ended December 31, 2003, all Section 16(a) filing requirements applicable to the Reporting Persons were met.

                 AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED
                    CERTIFICATE OF INCORPORATION TO EFFECT A
                 ONE-FOR-TWO REVERSE STOCK SPLIT OF COMMON STOCK
                                  (PROPOSAL 2)

      The Company's Board of Directors has unanimously adopted resolutions to approve, and to submit to shareholders for approval, a reverse stock split of the Company's outstanding shares of Common Stock, $0.001 par value ("Old Common Stock"), on the basis of combining two shares of Old Common Stock into one share of new Common Stock. Subject to the approval of shareholders, the foregoing action would be effected by an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Amendment"). The Company has decided not to reduce the authorized number of shares of Common Stock so that it will continue to have an adequate number of shares available for future issuance, as required.

      The form of the proposed Certificate of Amendment to effect the reverse stock split is attached to this Proxy Statement as Appendix A. Assuming adoption of the proposal, a Certificate of Amendment amending the Amended and Restated Certificate of Incorporation will be filed with the Secretary of State of the State of Delaware as promptly as practicable following shareholder approval at the annual meeting of shareholders. The amendment and the proposed reverse stock split would become effective at 4:30 p.m. Eastern Standard Time on the date of such filing.

GENERAL

      The Company is presently authorized to issue 75,000,000 shares of Old Common Stock, of which 30,284,045 shares were outstanding and 27,686,240 shares were reserved for issuance at March 31, 2004. If this Proposal 2 were approved, the Company would have 75,000,000 shares of Common Stock, $0.001 par value ("New Common Stock"), authorized, of which, as of March 31, 2004, approximately 15,142,023 shares would have been outstanding, and 13,843,120 shares would have been reserved for issuance.

      In addition to Common Stock, the Amended and Restated Certificate of Incorporation authorizes the issuance of 13,333,333 shares of preferred stock, $0.001 par value (the "Preferred Stock"). At March 31, 2004, there were 3,063,904 shares of Preferred Stock issued and outstanding and 10,269,429 shares of Preferred Stock were available for future issuance. The authorized and outstanding number of shares of Preferred Stock, the par value thereof and the number of shares of Preferred Stock available for future issuance will not change as a result of approval of this Proposal 2.

PRINCIPAL EFFECTS OF THE PROPOSED REVERSE STOCK SPLIT

      Based upon the 30,284,045 shares of Old Common Stock outstanding at March 31, 2004, the proposed one-for-two reverse stock split would decrease the outstanding shares of Common Stock by 50%, and immediately thereafter 15,142,023 shares of New Common Stock would be outstanding. The proposed reverse stock split will not affect any common shareholder's proportionate equity interest in the Company, subject to the provisions relating to the elimination of fractional shares as described below.

      At March 31, 2004, there were outstanding options to purchase an aggregate of 5,917,532 shares of Old Common Stock under the Company's stock option and stock purchase plans. An aggregate of 64,124 shares were available for grant under the Company's stock option plans and an aggregate of 2,372,588 shares were available for issuance under the Company's stock purchase plan. The Company has reserved 8,354,244 shares for issuance upon the exercise of the options granted under the stock option and stock purchase plans and upon exercise of options that may be granted in the future. The Company's stock option and stock purchase plans provide for adjustment in the event of a reverse stock split so that the amount of shares issuable upon exercise of outstanding options, the number of shares available for grant and the number of shares reserved for issuance will be reduced to one-half of the amount issuable prior to the effective date of the reverse stock split, and the exercise prices of the granted options would become twice the present exercise prices.

      At March 31, 2004, there were outstanding warrants to purchase an aggregate of 9,477,663 shares of Old Common Stock and 9,477,663 shares of Old

Common Stock were reserved for issuance at such date for the warrants. The provisions of the relevant instruments pursuant to which the warrants were issued provide for automatic adjustment in the event of a reverse stock split so that the amount of shares issuable upon exercise of the warrants will be reduced to one-half of the amount issuable prior to the effective date of the reverse stock split, and the exercise prices will become twice the present exercise prices. Accordingly, 4,738,832 shares of New Common Stock will be reserved for issuance on the effective date of the reverse stock split for the warrants.

      At March 31, 2004, there were outstanding debt and equity securities convertible into 9,854,333 shares of Old Common Stock and 9,854,333 shares of Old Common Stock were reserved for issuance at such date for the convertible securities. The provisions of the relevant instruments pursuant to which the convertible securities were issued provide for automatic adjustment in the event of a reverse stock split so that the amount of shares issuable upon conversion of such securities will be reduced to one-half of the amount issuable prior to the effective date of the reverse stock split, and the conversion prices will become twice the present conversion prices. Accordingly, 4,927,167 shares of New Common Stock will be reserved for issuance on the effective date of the reverse stock split for the convertible securities. The Company's outstanding convertible equity securities bear cumulative compounding dividends that may be paid in cash, or at the option of the Company, in shares of Common Stock at the fair market value at the declaration date. At the price per share at March 31, 2004 of $.289, the dividends payable on such securities, if paid in shares of Common Stock, totaled 8,711,990 shares.

POTENTIAL ANTI-TAKEOVER EFFECT

      While the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Company's Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which the Company is aware to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Company's Board and shareholders. Other than the reverse stock split proposal, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Company's Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of the Company.

REASONS FOR THE PROPOSED REVERSE STOCK SPLIT

      The principal reason for the reverse stock split is that the relatively low per share market price of the Old Common Stock impairs the acceptability of the Old Common Stock to institutional investors and other members of the investing public. Theoretically the number of shares outstanding should not, by itself, affect the marketability of the Old Common Stock, the type of investor who acquires it, or the Company's reputation in the financial community. In practice this is not necessarily the case, as many institutional investors look upon low-priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in such stock. Also, many leading brokerage firms are reluctant to recommend low-priced stock to their clients, and a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Some of those policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that function to make the handling of low-priced stock unattractive to brokers from an economic standpoint. The structure of trading commissions also tends to have an adverse impact upon holders of low-priced stock because the brokerage commission on a sale of low-priced stock generally represents a higher percentage of the sales price than the commission on a relatively higher priced stock. In addition, option and derivative instrument exchanges prohibit contracts on stocks selling for under certain prices per share.

      In addition, the reverse stock split, in combination with the Company's determination not to reduce the authorized number of shares of Common Stock under its Amended and Restated Certificate of Incorporation, will increase the number of authorized shares of Common Stock available for issuance to meet various business needs as they may arise and to enhance the Company's flexibility in connection with possible future actions. Those business needs and actions may include additional financing, stock dividends, stock splits, employee benefit programs, corporate business combinations and other corporate purposes. While the Company currently has no arrangements, understandings or commitments with respect to the issuance of any additional shares of Common Stock, it is considered advisable to have sufficient authorized and unissued shares available to enable the Company, as the need may arise, to move promptly to take advantage of market conditions and the availability of other favorable opportunities without the delay and expense involved in calling a special meeting of shareholders. Unless otherwise required by applicable law or regulation, the additional shares of Common Stock will be issuable without further authorization by vote or consent of the shareholders and on such terms and for such consideration as may be determined by the Board of Directors.

      Although the reverse stock split is designed to result in a per share market price of the Common Stock equal to two times the market price immediately preceding the reverse stock split, some investors may view the reverse stock split negatively since it reduces the number of shares available in the public market and could have an adverse effect on the liquidity of the Common Stock, which could result in an actual per share market price of less than two times the market price immediately preceding the reverse stock split. In addition, other reasons such as the Company's financial results, market conditions, the market perception of the Company's business and other factors may adversely affect the market price of the Common Stock. As a result, there can be no assurances that the reverse stock split, if completed, will result in the benefits described above, or that the per share market price of the Common Stock will not decline in the future.

      Although the reverse stock split would not, by itself, affect the Company's assets or prospects, the reverse stock split could result in a decrease in the Company's aggregate market capitalization due to a decrease in the market price of the Common Stock following the effective date. Also, if approved and implemented, the reverse stock split may result in some shareholders owning "odd lots" of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares. The Board of Directors believes, however, that these potential effects are outweighed by the benefits of the reverse stock split.

ACCOUNTING MATTERS

The reverse stock split will not affect the par value of the Company's Common Stock. As a result, on the effective date of the reverse stock split, the Company will reduce the balance of its Common Stock account in the equity section of its balance sheet down to 50% of its present amount, and increase the additional paid-in capital account by the same amount. The Company will also proportionately increase the per share loss and net book value of its Common Stock because there will be fewer shares of Common Stock outstanding.

EXCHANGE OF STOCK CERTIFICATES AND ELIMINATION OF FRACTIONAL SHARE INTERESTS

      Commencing on the effective date of the reverse stock split, each Old Common Stock certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of New Common Stock resulting from the reverse stock split. As soon as practicable after the effective date of the reverse stock split, the Company will notify its shareholders that the reverse stock split has been effected. The Company expects that its transfer agent, American Stock Transfer and Trust Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of shares of Old Common Stock will be asked to surrender to the exchange agent certificates representing shares of Old Common Stock in exchange for certificates representing shares of New Common Stock in accordance with the procedures to be set forth in a letter of transmittal the Company will send to its shareholders. No new certificates will be issued to any shareholder until the shareholder has surrendered such shareholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any shares of Old Common Stock submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for shares of New Common Stock.

      The Company would not issue fractional shares or scrip in connection with the reverse stock split. If a shareholder would otherwise be entitled to receive fractional shares because the shareholder holds a number of shares not evenly divisible by two, such shareholder would instead receive cash upon surrender of the certificates as described in the paragraph above. The cash amount would equal the resulting fractional interest multiplied by the closing trading price of the Company's Common Stock on the effective date of the reverse stock split (as adjusted for the reverse stock split, if the trading price has not yet given effect to the reverse split).

APPRAISAL AND DISSENTER'S RIGHTS

      Under the Delaware General Corporation Law, the Company's shareholders are not entitled to dissenter's rights with respect to the reverse stock split, and the Company will not independently provide shareholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES

      The following description of federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this  Proxy  Statement,  all of which  are  subject  to  change  (possibly  with retroactive effect) and to differing interpretations. It generally applies to U.S. persons that hold this stock as a capital asset for federal income tax purposes. This discussion is for general information only and does not address all the tax consequences that may be relevant to shareholders in light of their particular tax circumstances or to shareholders who may be subject to special tax treatment (including, without limitation, shareholders who hold this stock as part of a straddle, hedge, conversion or other risk reduction transaction, persons who have a functional currency other than the U.S. dollar, foreign persons, broker-dealers, tax-exempt organizations, financial institutions, insurance companies, holders of warrants or those shareholders who acquired this stock pursuant to the exercise of compensatory stock options or otherwise as compensation). We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. Furthermore, no foreign, state or local tax consequences are discussed herein. ACCORDINGLY, EACH SHAREHOLDER IS URGED TO CONSULT ITS, HIS OR HER OWN TAX ADVISOR TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

      Except with respect to any cash received for fractional shares, the reverse stock split should be treated as a tax-free recapitalization for the Company and its shareholders. The combination of shares of Old Common Stock into shares of New Common Stock should not result in recognition of gain or loss to shareholders except to the extent of cash, if any, received in lieu of fractional shares. See "Cash in Lieu of Fractional Shares" below. The aggregate tax basis of the New Common Stock held immediately after the reverse stock split should be equal to the aggregate tax basis of the Old Common Stock exchanged therefore, reduced by the basis allocable to any fractional shares that the shareholder is treated as having sold for cash. See "Cash in Lieu of Fractional Shares" below. The holding period of the New Common Stock should include the holding period of the Old Common Stock.

      No gain or loss should be recognized by the Company as a result of the reverse stock split.

      CASH IN LIEU OF FRACTIONAL SHARES. A holder of Old Common Stock who receives cash in lieu of a fractional share of New Common Stock generally should be treated as having received such fractional share pursuant to the reverse stock split and then as having sold it. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the Old Common Stock exchanged in the reverse stock split that is allocated to such fractional share and the cash received in lieu thereof. Any such gain or loss should constitute long-term capital gain or loss if such Old Common Stock shares have been held by the holder for more than one year at the time of the reverse stock split.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE REVERSE STOCK SPLIT AS SET FORTH ABOVE.


                 AMENDMENT TO 1998 AMENDED INCENTIVE STOCK PLAN
                                  (PROPOSAL 3)

      At the March 25, 2004 meeting of the Board of Directors, the Board approved an amendment to the Company's 1998 Amended Incentive Stock Plan (the "1998 Plan") to increase the maximum number of shares of Common Stock reserved for issuance under the 1998 Plan from 5,000,000 shares to 6,000,000 shares. The Board approved this amendment in order to allow it to continue to provide long-term incentives to employees and consultants to the Company. The Company does not presently intend to make any specific grants of awards under the 1998 Plan. A copy of the proposed amended 1998 Plan is attached to this Proxy Statement as Appendix B and the description of the 1998 Plan is qualified by reference to Appendix B. A summary of the 1998 Plan follows.

SUMMARY

      The Board adopted the 1998 Plan in February 1998 and the Company's shareholders approved it in May 1998. In June 2000, after Board recommendation and shareholder approval, the Company amended the 1998 Plan to increase the maximum number of shares of Common Stock reserved for issuance under the 1998 Plan from 2,500,000 shares to 5,000,000 shares. The Company is currently soliciting shareholder approval of an amendment to the 1998 Plan to increase the maximum number of shares of Common Stock reserved for issuance under the 1998 Plan from 5,000,000 shares to 6,000,000 shares. The Company is seeking this approval so that, among other reasons, the 1998 Plan complies with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the Company's ability to deduct compensation paid to executive officers under the 1998 Plan is preserved. The proposed amendment to the 1998 Plan will not be effective unless and until it is approved by the Company's shareholders.

PURPOSE

      The purpose of the 1998 Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, key employees and consultants through the grant of awards with respect to shares of Common Stock. The 1998 Plan enables the Company to retain the services of non-employee directors, officers, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of its operations are largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers, key employees and consultants as may be needed for the continued improvement of its business. The consideration for issuance of the awards is the continued services of the non-employee directors, officers, key employees and consultants to the Company. The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

AWARDS AVAILABLE UNDER THE 1998 PLAN

      Pursuant to the 1998 Plan, 5,000,000 shares of Common Stock were reserved for future issuance by the Company to non-employee directors, officers, key employees and consultants through the grant of incentive stock options and non-qualified stock options to purchase Common Stock of the Company and restricted share awards. Such shares of Common Stock may be newly issued or treasury shares and have an aggregate market value of approximately $1,344,000 based on the price per share at March 31, 2004 of $.289. As of March 31, 2004, options for 4,651,465 shares of Common Stock were granted under the 1998 Plan.

      In the event the purchase price of an option is paid or tax or withholding payments relating to an award are satisfied, in whole or in part through the delivery of shares of Common Stock, a participant is deemed to have received an award with respect to those shares of Common Stock. The Common Stock covered by any unexercised portions of terminated options, shares of Common Stock forfeited and shares of Common Stock subject to awards that are otherwise surrendered by a participant without receiving any payment or other benefit with respect thereto may again be subject to new awards under the 1998 Plan.

      Awards to officers, key employees and consultants under the 1998 Plan may take the form of both stock options and restricted share awards; however, no employee may receive awards with respect to more than 500,000 shares of Common Stock under the 1998 Plan. As of March 31, 2004, approximately 29 directors, officers and employees were eligible to receive awards under the 1998 Plan. Awards under the 1998 Plan may be granted alone or in combination with other awards. Non-employee directors may only receive non-discretionary stock option awards (described in more detail below) under the 1998 Plan.

1998 PLAN ADMINISTRATION

      The 1998 Plan may be administered by a committee of the Board ("Committee") or the Board. If the Committee administers the 1998 Plan, the Committee must be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of
Section 162(m) of the Code. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Plan is administered by the Board. The 1998 Plan is currently administered by the Board.

      The Committee or the Board determines, among other things, the officers, key employees and consultants who are eligible for and granted awards, determines the amount and type of awards, determines the duration of the options (which may not exceed ten years), establishes rules and guidelines relating to the 1998 Plan, establishes, modifies and terminates terms and conditions of awards and takes such other action as may be necessary for the proper administration of the 1998 Plan.

STOCK OPTIONS

      Stock options  ("Incentive  Stock  Options")  meeting the  requirements of
Section 422 of the Code and stock options that do not meet such requirements ("Non-Qualified Options") are both available for grant under the 1998 Plan. The term of each option is determined by the Committee or the Board, but no option may be exercisable more than ten years after the date of grant. Options are subject to restrictions on exercise, such as exercise in periodic installments, as determined by the Committee or the Board. The exercise price for an Incentive Stock Option must be at least 100% of the fair market value of a share of Common Stock on the date of grant of such option (and 110% in the case of Incentive Stock Options granted to a shareholder who owns in excess of 10% of the Company's voting stock). There is no minimum exercise price for Non-Qualified Options (other than par value per share). The exercise price is payable in cash, in shares of Common Stock owned by a participant for at least six months, with respect to Non-Qualified Options only, a promissory note payable to the Company, or by cashless exercise with a participant's broker, as determined by the Committee or the Board.

      Stock options granted under the 1998 Plan are not transferable except by will or the laws of descent and distribution. Unless otherwise provided in the relevant option agreement, options may only be exercisable within three months of any termination of employment (and then only to the extent the option was exercisable on the date of termination of employment) other than termination for "cause" or termination due to death or disability. Unless otherwise provided in the relevant option agreement, options may be exercisable in full (unless previously exercised) by a participant or beneficiary, as the case may be, within one year of a termination of employment by reason of death or disability.

If a participant's employment is terminated for "cause," his or her options will no longer be exercisable after the date of such termination of employment unless the option agreement provides otherwise. In no event, however, may an option be exercised after the end of its term.

      The Committee or the Board may provide that, if a participant surrenders already owned shares of Common Stock in full or partial payment of an option, then, concurrent with such surrender, the participant, subject to the availability of shares of Common Stock under the 1998 Plan, will be granted a new Non-Qualified Option (a "Reload Option") covering a number of shares of Common Stock equal to the number so surrendered. A Reload Option may be granted in connection with the exercise of an option that is itself a Reload Option. Each Reload Option will have the same expiration date as the original option and an exercise price equal to the fair market value of the Company's shares of Common Stock on the date of grant of the Reload Option. A Reload Option is exercisable immediately or at such time or times as the Committee or Board determines and will be subject to such other terms and conditions as the Committee or the Board may prescribe.

RESTRICTED SHARES

      The Committee or the Board may award restricted shares to a participant. Such a grant gives a participant the right to receive shares of Common Stock subject to a risk of forfeiture based upon certain conditions. The forfeiture restrictions on the shares of Common Stock may be based upon performance standards, length of service, or other criteria as the Committee or the Board may determine. Until all restrictions are satisfied, lapsed, or waived, the Company will maintain control over the restricted shares but the participant will be able to vote the shares of Common Stock and generally will be entitled to dividends on the shares of Common Stock. Upon termination of employment, the participant generally forfeits the right to the shares of Common Stock to the extent the applicable performance standards, length of service requirements or other measurement criteria have not been met.

NON-EMPLOYEE DIRECTOR OPTIONS

      The 1998 Plan provides for the automatic grant of a Non-Qualified Option to purchase 10,000 shares of Common Stock to each non-employee director on the date he or she is elected to the Board by the Company's shareholders. In addition, if a non-employee director receives, after the effective date of the 1998 Plan, an option to purchase shares of Common Stock under the Company's 1996 Incentive Stock Plan, the number of shares subject to the option granted under the 1998 Plan will be reduced by the number of shares covered by the option granted under the 1996 Incentive Stock Plan.

      The option price of a non-employee director option granted under the 1998 Plan is the fair market value of a share of Common Stock on the date of grant of such option. All such options have a five-year term and are exercisable in full on the date of grant.

      If a non-employee director's service with the Company terminates by reason of death, his or her option may be exercised for a period of one year from the date of death or until the expiration of the option, whichever is shorter. If a non-employee director's service with the Company terminates other than by reason of death, his or her option may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of the option, whichever is shorter.

CHANGE IN CONTROL

      Upon the occurrence of a change in control of the Company, all options become immediately exercisable, to the extent not previously exercised, and all restrictions on restricted shares lapse. A change in control includes:

      (i) approval of the Company's shareholders of a consolidation or merger of the Company with any third party, unless the Company is the entity surviving such merger or consolidation;

      (ii) approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a third party or a complete liquidation or dissolution of the Company;

      (iii) a third party (other than James F. Chen and his affiliates or Advantage Fund Limited, Advantage Fund II Ltd. and/or their affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities: (a) acquiring any combination of beneficial ownership of the Company's voting stock and irrevocable proxies representing more than 20% of the Company's voting stock,
(b) acquiring the ability to control in any manner the election of a majority of the directors of the Company or (c) acquiring the ability to directly or indirectly exercise a controlling influence over the management or policies of the Company;

      (iv) any election of persons to the Board that causes a majority of such Board to consist of persons other than (a) persons who were members of the Board on February 2, 1998 and/or (b) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on February 2, 1998; or

      (v) a determination made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

TERMINATION AND AMENDMENT

      The 1998 Plan will remain in effect until February 2, 2008 unless terminated earlier by the Board. The Board may amend or terminate the 1998 Plan and the Committee or the Board may amend or alter the terms of awards under the 1998 Plan but no such action shall affect or in any way impair the rights of a participant under any award previously granted without such participant's consent. No amendment may be made, without shareholder approval, that would require shareholder approval under any applicable law or rule unless the Board determines that compliance with such law or rule is no longer desired.

ANTIDILUTION PROVISIONS

      The number of shares of Common Stock authorized to be issued under the 1998 Plan and subject to outstanding awards (and the purchase or exercise price thereof), the number of non-employee director options and the per employee limit on awards will be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the 1998 Plan or the awards.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following is a brief summary of the principal federal income tax consequences of awards under the 1998 Plan based upon current federal income tax laws.

      A participant is not generally subject to federal income tax either at the time of grant or at the time of exercise of an Incentive Stock Option. However, upon exercise, the difference between the fair market value of the shares of Common Stock and the exercise price may be includable in the participant's alternative minimum taxable income. If a participant does not dispose of shares of Common Stock acquired through the exercise of an Incentive Stock Option within one year after their receipt and within two years after the date of the option's grant, any gain or loss upon the disposition will be taxed as long-term capital gain or loss.

      The Company will not receive any tax deduction on the exercise of an Incentive Stock Option or, if the holding requirements are met, on the sale of the underlying shares of Common Stock. If a disqualifying disposition occurs (I.E., one of the holding requirements is not met), the participant will be treated as receiving compensation subject to ordinary income tax in the year of the disqualifying disposition, and the Company will be entitled to a deduction for compensation expense in an amount equal to the amount the participant includes in income. In such event, the amount includable in the participant's income (and deductible by the Company) generally will be equal to the difference between the fair market value of the shares of Common Stock at the time of exercise and the exercise price or, if less, the gain the participant realized on the sale of the shares. Any appreciation in value after the time of exercise will be taxed as long-term or short-term capital gain (depending on how long the shares are held after exercise) and will not result in any additional deduction by the Company.

      There are no federal income tax consequences to participants at the time of grant of a Non-Qualified Option. Upon exercise of the option, the participant must pay tax on ordinary income equal to the difference between the exercise price and the fair market value of the underlying shares on the date of exercise. The Company will receive a commensurate tax deduction at the time of exercise. Any appreciation in value after the time of exercise will be taxed upon the disposition of the shares as long-term or short-term capital gain (depending on how long the shares are held after exercise), and will not result in any additional deduction by the Company. Non-employee director options will receive the same federal income tax treatment as other Non-Qualified Options.

      Except as described below, a grant of restricted shares does not constitute a taxable event for either a participant or the Company. However, the participant will be subject to tax, at ordinary income rates, when any restrictions on ownership of the shares of Common Stock lapse. The amount subject to tax will be equal to the fair market value of the shares at the time the restrictions lapse reduced by the amount (if any) paid for such shares by the participant. The Company will be entitled to take a commensurate deduction at that time.

      A participant may elect to recognize taxable ordinary income at the time restricted shares are awarded in an amount equal to the fair market value of the shares of Common Stock at the time of grant, determined without regard to any forfeiture restrictions. If such an election is made, the Company will be entitled to a deduction at that time in the same amount. Future appreciation on the shares of Common Stock will be taxed when the shares are sold as short-term or long-term capital gain (depending on how long the shares are held after exercise) and will not result in any additional deduction by the Company. If, after making such an election, the shares of Common Stock are forfeited, the participant will be unable to claim a deduction.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 AMENDED INCENTIVE STOCK PLAN.

                             AUDIT COMMITTEE REPORT

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2003, which include the balance sheets of the Company as of December 31, 2003 and 2002, and the related statements of operations, changes in shareholders' equity and cash flows for the years in the period ended December 31, 2003, 2002 and 2001 and the notes thereto. THE INFORMATION CONTAINED IN THIS REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE IN SUCH FILING.

REVIEW WITH MANAGEMENT

      The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

      The Audit Committee has discussed with Aronson & Company ("Aronson"), the Company's independent public accountants for 2003, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of the Company's financial statements.

      The Audit Committee has received written disclosures and the letter from Aronson required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Aronson its independence from the Company.

      The Audit Committee has adopted a charter for the Committee. All members of the Audit Committee are independent as defined under the NASD rules.

CONCLUSION

      Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

                                         SUBMITTED BY THE AUDIT COMMITTEE OF
                                         THE BOARD OF DIRECTORS

                                         Molly G. Bayley
                                         Heidi B. Heiden

                       APPOINTMENT OF INDEPENDENT AUDITORS
                                  (PROPOSAL 4)

      The Audit Committee recommended and the Board of Directors approved the appointment of the accounting firm Aronson & Company, independent public accountants, as the Company's auditors for the fiscal year 2004, subject to shareholder ratification.

      On October 2, 2003, the Company determined to dismiss its independent auditors, Ernst & Young LLP, and to engage the services of Aronson as its new independent auditors. This determination followed the Company's efforts to contain costs and seek an independent public accounting firm better suited to its size, and was approved by the Company's Board of Directors upon the recommendation of its Audit Committee. Aronson audited the Company's financial statements for the fiscal years ended December 31, 2002 and 2003.

      During the fiscal year ended December 31, 2001 and the fiscal year ended December 31, 2002 (which was not audited by Ernst & Young LLP), and the subsequent interim period through October 2, 2003, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young LLP's satisfaction, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for the year ended December 31, 2001. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

      The audit reports of Ernst & Young LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the two fiscal years of the Company ended December 31, 2002, and the subsequent interim period through October 2, 2003, the Company did not consult with Aronson regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

AUDIT FEES

      Audit fees for the fiscal years ended December 31, 2002 and 2003 were $95,000 and approximately $45,000, respectively.

AUDIT RELATED FEES

      Audit related fees for the fiscal years ended December 31, 2002 and 2003 were approximately $27,000 and $24,000, respectively. Audit related services generally include fees for pension and statutory audits, business acquisitions, accounting consultations, internal audits and SEC reporting obligations.

TAX FEES

Tax fees for the fiscal years ended December 31, 2002 and 2003 were $0.

ALL OTHER FEES

All other fees for products and services provided by the Company's principal accountant for the fiscal years ended December 31, 2002 and 2003 were $0.

      All audit related services were pre-approved by the Audit Committee, which concluded that the provision of such services by Aronson was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Board has appointed Aronson to serve as the Company's auditors for the fiscal year ending December 31, 2004. Representatives of Aronson will be present at the annual meeting where they will have the opportunity to make a statement if they desire to do so and where they will be available to respond to any appropriate questions.

      THE  BOARD  UNANIMOUSLY  RECOMMENDS  A VOTE  FOR THE  RATIFICATION  OF THE
APPOINTMENT OF ARONSON & COMPANY, INDEPENDENT PUBLIC ACCOUNTANTS, AS THE COMPANY'S AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004.

                                  ANNUAL REPORT

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 ACCOMPANIES THIS PROXY STATEMENT. UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER, FREE OF CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS FOR COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K SHOULD BE DIRECTED TO MERLE B. MILLER, VICE PRESIDENT ADMINISTRATION, V-ONE CORPORATION, 20300 CENTURY BOULEVARD, SUITE 200, GERMANTOWN, MARYLAND 20874.

                              SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company no later than December 1, 2004 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. Proposals of shareholders received by the Company after December 1, 2004 will be considered untimely.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Company knows of no business other than that described herein that will be presented for consideration at the annual meeting. If, however, any other business shall properly come before the annual meeting, the proxy holders intend to vote the proxies as determined by a majority of the Board.


                                         By Order of the Board of Directors

                                         /s/ Joseph D. Gallagher

                                         Joseph D. Gallagher
                                         Secretary
April 13, 2004

                                                                      APPENDIX A


                            CERTIFICATE OF AMENDMENT
                                       TO
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                V-ONE CORPORATION

     V-ONE CORPORATION, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY as follows:

     FIRST: The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to insert the following paragraph immediately following the second paragraph of Article FOURTH of the Amended and Restated Certificate of Incorporation:

     Effective at 4:30 p.m. Eastern Standard Time on the filing date of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, every two (2) outstanding shares of Common Stock shall be combined into one (1) outstanding share of Common Stock (the "Reverse Stock Split"). The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall not be affected by the Reverse Stock Split. No fractional shares shall be issued by reason of the Reverse Stock Split, and the number of shares of stock to be issued to each stockholder shall be rounded down to the nearest whole number and any remaining fractional share shall be paid out in cash.

     SECOND: The amendment set forth above has been duly approved by the Board of Directors of the Corporation and by the stockholders of the Corporation entitled to vote thereon.

     THIRD: The amendment set forth above has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and attested by its duly authorized officers as of this ____ day of May, 2004.



                                V-ONE CORPORATION


                                By:
                                   ---------------------------------------------
                                   Margaret E. Grayson
                                   President and Chief Executive Officer


ATTEST:


--------------------------------------------
Merle B. Miller
Vice President, Administration and Treasurer

                                                                      APPENDIX B


                                V-ONE CORPORATION
                        1998 AMENDED INCENTIVE STOCK PLAN

                             EFFECTIVE MAY 13, 2004

ARTICLE I.  PURPOSE, ADOPTION AND TERM OF THE PLAN

     1.01 PURPOSE. The purpose of the V-ONE Corporation 1998 Amended Incentive Stock Plan (hereinafter referred to as the "Plan") is to advance the interests of the Company (as hereinafter defined) and its Subsidiaries (as hereinafter defined), if any, by encouraging and providing for the acquisition of an equity interest in the Company by non-employee directors, officers, key employees and consultants through the grant of awards with respect to shares of Common Stock (as hereinafter defined). The Plan will enable the Company to retain the services of non-employee directors, officers, key employees and consultants upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent and to compete effectively with other enterprises for the services of non-employee directors, officers, key employees and consultants as may be needed for the continued improvement of its business.

     1.02 ADOPTION AND TERM. The Plan shall become effective on February 2, 1998 ("Effective Date"), subject to the approval of a simple majority of the holders of Voting Stock (as hereinafter defined) represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock. The Plan shall terminate on February 2, 2008, or such earlier date as shall be determined by the Board (as hereinafter defined); PROVIDED, HOWEVER, that, in the event the Plan is not approved by a simple majority of the holders of Voting Stock at or before the Company's 1998 annual meeting of holders of Voting Stock, the Plan shall terminate on such date and any Awards (as hereinafter defined) made under the Plan prior to such date shall be void and of no force and effect.

ARTICLE II.  DEFINITIONS

     For purposes of the Plan, capitalized terms shall have the following meanings:

     2.01 "Award" means (a) any grant to an Employee or a Consultant Participant of any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, or Restricted Shares described in Article VII, or (b) any grant to a Non-Employee Director of a Non-Employee Director Option described in Article VIII.

     2.02 "Award Agreement" means a written agreement between the Company and a Participant or a written acknowledgment from the Company specifically setting forth the terms and conditions of an Award granted to a Participant under the Plan.

     2.03 "Beneficiary" means an individual, trust or estate who or that, by will or the laws of descent and distribution, succeeds to the rights and obligations of the Participant under the Plan and an Award Agreement upon the Participant's death.

     2.04    "Board" means the Board of Directors of the Company.

     2.05 "Cause" means, with respect to an Employee Participant or a Consultant Participant, termination for, as determined by the Committee in its sole and absolute discretion, (i) dishonest or fraudulent conduct relating to the Company or any of its Subsidiaries or their businesses; (ii) conviction of any felony that involves moral turpitude or otherwise reflects on the Company or any of its Subsidiaries in a significantly adverse way; or (iii) gross neglect by the Participant in the performance of his or her duties as an employee or a consultant, or any material breach by a Participant under any employment agreement or consulting agreement with the Company or any of its Subsidiaries.

     2.06 "Change in Control" means the occurrence, after the Effective Date, of any of the following events, directly or indirectly or in one or more series of transactions:

     (i) Approval of the Company's shareholders of a consolidation or merger of the Company with any Third Party, unless the Company is the entity surviving such merger or consolidation;

     (ii) Approval of the Company's shareholders of a transfer of all or substantially all of the assets of the Company to a Third Party or a complete liquidation or dissolution of the Company;

     (iii) A Third Party (other than James F. Chen and his affiliates or Advantage Fund Limited, Advantage Fund II Ltd. and/or their affiliates), directly or indirectly, through one or more subsidiaries or transactions or acting in concert with one or more persons or entities:

                    (A) acquires beneficial ownership of more than 20% of the Voting Stock;

                    (B) acquires irrevocable proxies representing more than 20% of the Voting Stock;

                    (C) acquires any combination of beneficial ownership of Voting Stock and irrevocable proxies representing more than 20% of the Voting Stock;

                    (D) acquires the ability to control in any manner the election of a majority of the directors of the Company; or

                    (E)    acquires  the   ability  to  directly  or  indirectly
             exercise a controlling influence over the management or policies of the Company;

     (iv) any election has occurred of persons to the Board that causes a majority of the Board to consist of persons other than (A) persons who were members of the Board on the Effective Date and/or (B) persons who were nominated for election as members of the Board by the Board (or a committee of the Board) at a time when the majority of the Board (or of such committee) consisted of persons who were members of the Board on the Effective Date; provided, however, that any persons nominated for election by the Board (or a committee of the Board), a majority of whom are persons described in clauses (A) and/or (B), or are persons who were themselves nominated by such Board (or a committee of such Board), shall for this purpose be deemed to have been nominated by a Board composed of persons described in clause (A); or

     (v) A determination is made by the SEC or any similar agency having regulatory control over the Company that a change in control, as defined in the securities laws or regulations then applicable to the Company, has occurred.

Notwithstanding any provision contained herein, a Change in Control shall not include any of the above described events if they are the result of a Third Party's inadvertently acquiring beneficial ownership or irrevocable proxies or a combination of both for more than 20% of the Voting Stock, and the Third Party as promptly as practicable thereafter divests itself of beneficial ownership or irrevocable proxies for a sufficient number of shares so that the Third Party no longer has beneficial ownership or irrevocable proxies or a combination of both for more than 20% of the Voting Stock.

     2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements, or supersedes said section.

     2.08 "Committee" means a committee of the Board as may be appointed, from time to time, by the Board. The Board may, from time to time, appoint members of the Committee in substitution for those members who were previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall be composed of at least two directors of the Company, each of whom is a "non-employee director" as defined in Rule 16b-3, as promulgated by the SEC under the Exchange Act, and an "outside director" within the meaning of
Section 162(m). The Committee shall have the power and authority to administer the Plan in accordance with Article III. If, however, at least two of the Company's directors are not both "non-employee directors" and "outside directors," the Plan shall be administered by the Board and the term "Committee" as used herein shall mean the Board.

     2.09 "Common Stock" means the Common Stock, par value $.001 per share, of the Company.

     2.10 "Company" means V-ONE Corporation, a corporation organized under the laws of the State of Delaware, and its successors.

     2.11 "Consultant Participant" means a Participant who is a consultant to the Company or one of its Subsidiaries.

     2.12 "Date of Grant" means the date designated by the Plan or the Committee as the date as of which an Award is granted, which shall not be earlier than the date on which the Committee approves the granting of such Award.

     2.13 "Disability" means any physical or mental injury or disease of a permanent nature that renders an Employee or a Consultant Participant incapable of meeting the requirements of the employment or other work that the Employee or Consultant Participant performed immediately before that disability commenced. The determination of whether an Employee or a Consultant Participant is disabled and when an Employee or a Consultant Participant becomes disabled shall be made by the Committee in its sole and absolute discretion.

     2.14 "Disability Date" means the date which is six months after the date on which an Employee or a Consultant Participant is first absent from active employment or work with the Company due to a Disability.

     2.15 "Employee Participant" means a Participant who is an employee of the Company or one of its Subsidiaries.

     2.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.18 "Fair Market Value" of a share of Common Stock means, as of any given date, the closing sales price of a share of Common Stock on such date on the principal national securities exchange on which the Common Stock is then traded or, if the Common Stock is not then traded on a national securities exchange, the closing sales price or, if none, the average of the bid and asked prices of the Common Stock on such date as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq"); PROVIDED, HOWEVER, that, if there were no sales reported as of such date, Fair Market Value shall be computed as of the last date preceding such date on which a sale was reported; PROVIDED, FURTHER, that, if any such exchange or quotation system is closed on any day on which Fair Market Value is to be determined, Fair Market Value shall be determined as of the first date immediately preceding such date on which such exchange or quotation system was open for trading. In the event the Common Stock is not admitted to trade on a securities exchange or quoted on Nasdaq, the Fair Market Value of a share of Common Stock as of any given date shall be as determined by the Committee in its sole and absolute discretion, which determination may be based on, among other things, the opinion of one or more independent and reputable appraisers qualified to value companies in the Company's line of business.

     2.19 "Incentive Stock Option" means an Option designated as an incentive stock option and that meets the requirements of Section 422 of the Code.

     2.20 "Non-Employee Director" means each member of the Board who is not an employee of the Company or of any of its Subsidiaries.

     2.21    "Non-Employee   Director   Option"  means  an  Option   granted  in
accordance with Article VIII.

     2.22 "Non-Qualified Stock Option" means an Option that is not an Incentive Stock Option.

     2.23 "Option" means any option to purchase Common Stock granted to a Participant pursuant to Article VI or to a Non-Employee Director pursuant to
Article VIII.

     2.24 "Participant" means any employee of or consultant to the Company or any of its Subsidiaries selected by the Committee to receive an Option under the Plan in accordance with Article VI and/or Restricted Shares under the Plan in accordance with Article VII and, solely to the extent provided in Article VIII, any Non-Employee Director.

     2.25 "Plan" means the V-ONE Corporation 1998 Incentive Stock Plan as set forth herein, and as the same may be amended from time to time.

     2.26 "Reload Option" shall have the meaning set forth in Section 6.03(e) of the Plan.

     2.27 "Restricted Shares" means shares of Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

     2.28 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under Section 16 of the Exchange Act and any successor rule.

     2.29    "SEC" means the Securities and Exchange Commission.

     2.30    "Section   162(m)"  means  Section  162(m)  of  the  Code  and  the
regulations thereunder.

     2.31 "Subsidiary" means a company more than 50% of the equity interests of which are beneficially owned, directly or indirectly, by the Company.

     2.32 "Ten Percent Shareholder" means a Participant who, at the time of grant of an Option, owns (or is deemed to own under Section 424(d) of the Code) more than 10% of the Voting Stock.

     2.33 "Termination of Employment" means, with respect to an Employee Participant, the voluntary or involuntary termination of a Participant's employment with the Company or any of its Subsidiaries for any reason, including, without limitation, death, Disability, retirement or as the result of the sale or other divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, and whether a Termination of Employment is a result of Disability, shall be determined in each case by the Committee in its sole and absolute discretion. Termination of Employment means, with respect to a consultant, termination of his or her services as a consultant to the Company or one of its Subsidiaries.

     2.34 "Third Party" includes a single person or a group of persons or entities acting in concert not wholly owned directly or indirectly by the Company.

     2.35 "Voting Stock" means the classes of stock of the Company entitled to vote generally in the election of directors of the Company.

ARTICLE III.  ADMINISTRATION

     3.01 COMMITTEE. The Plan shall be administered by the Committee, which shall have exclusive and final authority in each determination, interpretation, or other action affecting the Plan and its Participants. The Committee shall have the sole and absolute discretion to interpret the Plan, to establish and modify administrative rules for the Plan, to select the officers, other key employees and consultants to whom Awards may be granted, to determine the terms and provisions of the respective Award Agreements (which need not be identical), to determine all claims for benefits under the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to determine whether the shares offered with respect to an Award will be treasury shares or will be authorized but previously unissued shares, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. No action of the Committee will be effective if it contravenes or amends the Plan in any respect.

     3.02 ACTIONS OF THE COMMITTEE. Except when the "Committee" is the "Board" in the circumstance described on the last sentence of Section 2.08, all determinations of the Committee shall be made by a majority vote of its members. Any decision or determination reduced to writing and signed by all of the members shall be fully as effective as if it had been made at a meeting duly called and held. The Committee shall also have express authorization to hold Committee meetings by conference telephone, or similar communication equipment by means of which all persons participating in the meeting can hear each other.

ARTICLE IV.  SHARES OF COMMON STOCK

     4.01 NUMBER OF SHARES OF COMMON STOCK ISSUABLE. Subject to adjustments as provided in Section 9.05, 6,000,000 shares of Common Stock shall be available for Awards granted under the Plan. The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company and held in its treasury.

     4.02 CALCULATION OF NUMBER OF SHARES OF COMMON STOCK AWARDED TO ANY PARTICIPANT. In the event the purchase price of an Option is paid, or tax or withholding payments relating to an Award are satisfied, in whole or in part through the delivery of shares of Common Stock, a Participant will be deemed to have received an Award with respect to those shares of Common Stock.

     4.03    SHARES OF COMMON STOCK  SUBJECT TO  TERMINATED  AWARDS.  The Common
Stock covered by any unexercised portions of terminated Options, shares of Common Stock forfeited as provided in Section 7.02(a) and shares of Common Stock subject to Awards that are otherwise surrendered by the Participant without receiving any payment or other benefit with respect thereto may again be subject to new Awards under the Plan.

ARTICLE V.  PARTICIPATION

     5.01 ELIGIBLE PARTICIPANTS. Participants in the Plan shall include such officers, other key employees of and consultants to the Company or its Subsidiaries, whether or not directors of the Company, as the Committee, in its sole and absolute discretion, may designate from time to time. In making such designation, the Committee may take into account the nature of the services rendered by the officers, key employees and consultants, their present and potential contributions to the success of the Company, and such other factors as the Committee, in its sole and absolute discretion, may deem relevant. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. A Participant may hold more than one Award granted under the Plan. During the term of the Plan, no Employee Participant may receive Awards with respect to more than 500,000 shares of Common Stock.

     Non-Employee Directors shall receive Non-Employee Director Options in accordance with Article VIII, the provisions of which are automatic and non-discretionary in operation. Non-Employee Directors shall not be eligible to receive any other Awards under the Plan unless they are no longer Non-Employee Directors on the Date of Grant of such Awards.

ARTICLE VI.  STOCK OPTIONS

     6.01 GRANT OF OPTION. Any Option granted under this Article VI shall have such terms as the Committee may, from time to time, approve, and the terms and conditions of Options need not be the same with respect to each Participant. Under this Article VI, the Committee may grant to any Employee or Consultant Participant one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Options; PROVIDED, HOWEVER, that Incentive Stock Options may only be granted to Employee Participants. To the extent any Option does not qualify as an Incentive Stock Option (whether because of its provisions, the time or manner of its exercise or otherwise), that Option or the portion thereof that does not so qualify shall constitute a separate Non-Qualified Stock Option.

     6.02 INCENTIVE STOCK OPTIONS. In the case of any grant of an Incentive Stock Option, whenever possible, each provision hereof and in any Award Agreement relating to such Option shall be interpreted to entitle the holder thereof to the tax treatment afforded by Section 422 of the Code, except (a) in connection with the exercise of Options following a Participant's Termination of Employment, (b) in accordance with a specific determination of the Committee with the consent of the affected Participant and (c) to the extent that the operation of Section 9.05 would cause an Option to no longer be entitled to such treatment. If any provision hereof or that Award Agreement is held not to comply with requirements necessary to entitle that Option to that tax treatment, then except as otherwise provided in the preceding sentence: (i) that provision shall be deemed to have contained from the outset such language as is necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code; and (ii) all other provisions hereof and of that Award Agreement remain in full force and effect. Except as otherwise specified in the first sentence of this
Section 6.02, if any Award Agreement covering an Option the Committee designates to be an Incentive Stock Option hereunder does not explicitly include any term required to entitle that Incentive Stock Option to the tax treatment afforded by
Section 422 of the Code, all such terms shall be deemed implicit in the designation of that Option, and that Option shall be deemed to have been granted subject to all such terms.

     6.03 TERMS OF OPTIONS. Options granted under this Article VI shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

             (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant but, if the Option is an Incentive Stock Option, the option price per share shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant; PROVIDED, HOWEVER, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the option price per share shall be at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and PROVIDED, FURTHER, that, except as otherwise required under the Code with respect to Incentive Stock Options and as required by Rule 16b-3 with respect to Options granted to persons subject to Section 16 of the Exchange Act, no amendment of an Option shall be deemed to be the grant of a new Option for purposes of this Section
     6.03(a). Notwithstanding the foregoing, the option price per share of Common Stock of an Option shall never be less than par value per share.

             (b) OPTION TERM. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after its Date of Grant; PROVIDED, HOWEVER, that, if an Incentive Stock Option is granted to a Ten Percent Shareholder, the Option shall not be exercisable more than five years after its Date of Grant.

             (c) EXERCISABILITY. An Award Agreement with respect to Options may contain such performance targets, waiting periods, exercise dates, restrictions on exercise (including, but not limited to, a requirement that an Option is exercisable in periodic installments), and restrictions on the transfer of the underlying shares of Common Stock, if any, as may be determined by the Committee at the time of grant. To the extent not exercised, installments shall cumulate and be exercisable, in whole or in part, at any time after becoming exercisable, subject to the limitations set forth in Sections 6.03(b), (g) and (h). If an Option is an Incentive Stock Option and if required by Section 422 of the Code, the aggregate Fair Market Value of the shares of Common Stock underlying such Option and all other incentive stock options granted to the Employee Participant (determined at the time the Option is granted) that become exercisable in any one calendar year shall not exceed $100,000.

             (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions that apply under Section 6.03(c) above, Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form as the Committee may accept (including payment in accordance with a cashless exercise program approved by the Committee). If and to the extent the Committee determines in its sole and absolute discretion at or after grant, payment in full or in part may also be made in the form of shares of Common Stock already owned by the Participant (and for which the Participant has good title, free and clear of any liens or encumbrances) based on the Fair Market Value of the shares of Common Stock on the date the Option is exercised; PROVIDED, HOWEVER, that any already owned Common Stock used for payment must have been held by the Participant for at least six months. No Common Stock shall be issued on exercise of an Option until payment, as provided herein, therefor has been made. A Participant shall generally have the right to dividends or other rights of a stockholder with respect to Common Stock subject to the Option only when certificates for shares of Common Stock are issued to the Participant.

             (e) RELOAD OPTIONS. The Committee shall have the authority to specify, at the time of grant or, with respect to Non-Qualified Stock
     Options, at or after the time of grant, that an Employee or a Consultant Participant shall be granted a Non-Qualified Stock Option (a "Reload Option") in the event such Participant exercises all or a part of an Option (an "Original Option") by surrendering in accordance with Section 6.03(d) of the Plan already owned shares of Common Stock in full or partial payment of the purchase price under the Original Option, subject to the availability of shares of Common Stock under the Plan at the time of such exercise; PROVIDED, HOWEVER, that no Reload Option shall be granted to a Non-Employee Director. Each Reload Option shall cover a number of shares of Common Stock equal to the number of shares of Common Stock surrendered in payment of the purchase price under such Original Option, shall have a purchase price per share of Common Stock equal to the 100% of the Fair Market Value of a share of Common Stock on the Date of Grant of such Reload Option, and shall expire on the stated expiration date of the Original Option. A Reload Option shall be exercisable at any time and from time to time after the Date of Grant of such Reload Option (or, as the Committee in its sole and absolute discretion shall determine, at or after the Date of Grant, at such time or times as shall be specified in the Reload Option). Any Reload Option may provide for the grant, when exercised, of subsequent Reload Options to the extent and upon such terms and conditions, consistent with this Section 6.03(e), as the Committee in its sole and absolute discretion shall specify at or after the Date of Grant of such Reload Option. A Reload Option shall contain such other terms and conditions, which may include a restriction on the transferability of the shares of Common Stock received upon exercise of the Original Option representing at least the after-tax profit received upon exercise of the Original Option, as the Committee in its sole and absolute discretion shall deem desirable, and which may be set forth in rules or guidelines adopted by the Committee or in the Award Agreements evidencing the Reload Options.

             (f)    NON-TRANSFERABILITY   OF   OPTIONS.   No  Option   shall  be
     transferable by the Participant otherwise than by will or the laws of descent and distribution.

             (g) ACCELERATION OR EXTENSION OF EXERCISE TIME. The Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit purchase of Common Stock subject to any Option granted to an Employee or a Consultant Participant prior to the time such Option would otherwise become exercisable under the terms of the Award Agreement. In addition, the Committee, in its sole and absolute discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted to an Employee or a Consultant Participant to be exercised after its expiration date, subject, however to the limitation set forth in
     Section 6.03(b).

             (h) Exercise of Options Upon Termination of Employment. The following provisions apply to Options granted to Employee and Consultant
     Participants:

                    (i)    EXERCISE  OF  VESTED  OPTIONS  UPON   TERMINATION  OF
             EMPLOYMENT.

                           (A) TERMINATION. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), upon an Employee or a Consultant Participant's Termination of Employment other than by reason of death or Disability, an Employee or a Consultant Participant may, within three months from the date of such Termination of Employment, exercise all or any part of his or her Options as were exercisable on the date of Termination of Employment if such Termination of
                    Employment  is  not  for  Cause.  If  such   Termination  of
                    Employment is for Cause, the right of the Employee or Consultant Participant to exercise such Options shall terminate on the date of Termination of Employment. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.03(b).

                           (B) DISABILITY. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), upon an Employee or a Consultant Participant's Disability Date, the Employee or Consultant Participant may, within one year after the Disability Date, exercise all or a part of his or her Options, whether or not such Option was exercisable on the Disability Date, but only to the extent not previously exercised. In no event, however, may any Option be exercised later than the date determined pursuant to Section 6.03(b).

                           (C) DEATH. Unless the Committee, in its sole and absolute discretion, provides for a shorter or longer period of time in the Award Agreement or a longer period of time in accordance with Section 6.03(g), in the event of the death of an Employee or a Consultant Participant while employed by the Company or a Subsidiary, the right of the Employee or Consultant Participant's Beneficiary to exercise the Option in full (whether or not all or any part of the Option was exercisable as of the date of death of the Employee or
                    Consultant Participant, but only to the extent not previously exercised) shall expire upon the expiration of one year from the date of the Employee or Consultant Participant's death or on the date of expiration of the Option determined pursuant to Section 6.03(b), whichever is earlier.

                    (ii) EXPIRATION OF UNVESTED OPTIONS UPON TERMINATION OF EMPLOYMENT. Subject to Sections 6.03(g) and 6.03(h)(i)(B) and (C), to the extent all or any part of an Option granted to an Employee or a Consultant Participant was not exercisable as of the date of Termination of Employment, such right shall expire at the date of such Termination of Employment. Notwithstanding the foregoing, the Committee, in its sole and absolute discretion and under such terms as it deems appropriate, may permit an Employee or a Consultant Participant who will continue to render significant services to the Company or a Subsidiary after his or her Termination of Employment to continue to accrue service with respect to the right to exercise his or her Options during the period in which the individual continues to render such services.

ARTICLE VII.  RESTRICTED SHARES

     7.01 RESTRICTED SHARE AWARDS. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Committee may grant to any Employee or Consultant Participant an Award of shares of Common Stock in such number, and subject to such terms and conditions relating to forfeitability and restrictions on delivery and transfer (whether based on performance standards, periods of service or otherwise) as the Committee shall establish. The terms of any Restricted Share Award granted under the Plan shall be set forth in an Award Agreement, which shall contain provisions determined by the Committee and not inconsistent with the Plan. The provisions of Restricted Share Awards need not be the same for each Participant receiving such Awards.

             (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company shares of Common Stock, registered on behalf of the Participant in nominee form, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company retroactive to the Date of Grant if an Award Agreement delivered to the Participant by the Company with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. Each Participant, as a condition to the receipt of a Restricted Share Award, shall pay to the Company in cash the par value of a share of Common Stock multiplied by the number of shares of Common Stock covered by such Restricted Share Award. All shares of Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by and between the Company and the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the stock certificates representing such Restricted Shares shall be held in custody by the Company or its designee. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more stock certificates, registered in the name of the Participant, for an appropriate number of shares of Common Stock as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement, shall be delivered to the Participant.

             (b) SHAREHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a shareholder of the Company with respect to all shares of Common Stock subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares of Common Stock and, except as otherwise determined by the Committee and specified in the applicable Award Agreement, the right to receive dividends (or dividend equivalents); PROVIDED, HOWEVER, that any shares of Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares and shall be held in custody by the Company as prescribed in Section 7.01(a).

             (c)    RESTRICTION  ON  TRANSFERABILITY.  None  of  the  Restricted
     Shares may be assigned or transferred (other than by will or the laws of descent and distribution), pledged or sold prior to lapse or release of the restrictions applicable thereto.

             (d)    DELIVERY  OF  SHARES  OF  COMMON   STOCK  UPON   RELEASE  OF
     RESTRICTIONS. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 9.04, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more stock certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.02    TERMS OF RESTRICTED SHARES.

             (a) FORFEITURE OF RESTRICTED SHARES. Subject to Section 7.02(b), all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or any Subsidiary of the Company as an employee or consultant, as the case may be, until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee, in its sole and absolute discretion, shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

             (b) WAIVER OF FORFEITURE PERIOD. Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole and absolute discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, Disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of Restricted Shares) as the Committee shall deem appropriate, provided that the Participant shall at that time have completed at least one year of employment or service as a consultant after the Date of Grant.

ARTICLE VIII.  NON-EMPLOYEE DIRECTOR OPTIONS

     8.01    GRANT OF NON-EMPLOYEE  DIRECTOR OPTIONS. On the earlier to occur of
(a) the date a Non-Employee Director is elected as such for the first time by the holders of Voting Stock and (b) the date this Plan is approved by a simple majority of the holders of Voting Stock, each Non-Employee Director shall be granted a Non-Employee Director Option consisting of an Option to purchase 10,000 shares of Common Stock; PROVIDED, HOWEVER, that (i) directors Charles C. Chen, Harry S. Gruner and William E. Odom shall each not be eligible to receive an Option under this Section 8.01, and (ii) if a Non-Employee Director receives, after the Effective Date of this Plan, an option ("1996 Plan Option") to purchase shares of Common Stock under the Virtual Open Network Environment Corporation 1996 Incentive Stock Plan ("1996 Plan"), the number of shares subject to the Option granted under this Section 8.01 shall be reduced by the number of shares covered by the 1996 Plan Option. The option price for such Non-Employee Director Options shall be the Fair Market Value of a share of Common Stock on the Date of Grant. All such Options shall be designated as

Non-Qualified Stock Options and shall have a five year term. Each such Option shall be exercisable in full on the Date of Grant of such Option.

     If a Non-Employee Director's service with the Company terminates by reason of death, any Option held by such Non-Employee Director may be exercised for a period of one year from the date of death or until the expiration of the Option, whichever is shorter. If a Non-Employee Director's service with the Company terminates other than by reason of death, any Option held by such Non-Employee Director may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of the Option, whichever is shorter. All applicable provisions of the Plan (other than Sections 6.03(g) and (h)) not inconsistent with this Section 8.01 shall apply to Options granted to Non-Employee Directors.

ARTICLE IX.  TERMS APPLICABLE TO ALL AWARDS GRANTED UNDER THE PLAN

     9.01 AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     9.02 PLAN PROVISIONS CONTROL AWARD TERMS. The terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant to a Participant any Award under the Plan that is contrary to any provisions of the Plan. If any provision of any Award shall conflict with any of the terms in the Plan as constituted on the Date of Grant of such Award, the terms in the Plan as constituted on the Date of Grant of such Award shall control.

     9.03 MODIFICATION OF AWARD AFTER GRANT. Except as provided by the Committee, in its sole and absolute discretion, in the Award Agreement or as provided in Section 9.05, no Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     9.04 TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any Award. The Company may defer issuance of Common Stock under an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Participant at such time as the Committee determines. A Participant shall be permitted to satisfy his or her tax or withholding obligation by (a) having cash withheld from the Participant's salary or other compensation payable by the Company or a Subsidiary, (b) the payment of cash by the Participant to the Company, (c) the payment in shares of Common Stock already owned by the Participant valued at Fair Market Value, and/or (d) the withholding from the Award, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such Common

Stock, to satisfy such tax or withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish rules and procedures relating to any such withholding methods it deems necessary or appropriate (including, without limitation, rules and procedures relating to elections by Participants who are subject to the provisions of Section 16 of the Exchange Act to have shares of Common Stock withheld from an Award to meet those withholding obligations).

     9.05    ADJUSTMENTS TO REFLECT CAPITAL CHANGES; CHANGE IN CONTROL.

             (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the purchase price or exercise price of such Awards, the amount of Non-Employee Director Options to be granted on any date under
     Article VIII, the limit set forth in the last sentence of the first paragraph of Section 5.01 of the Plan, and the number and kind of shares available for Awards subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole and absolute discretion to determine the nature and amount of the adjustment to be made in each case. In no event shall any adjustments be made under the provisions of this Section 9.05(a) to any outstanding Restricted Share Award if an adjustment has been or will be made to the shares of Common Stock awarded to a Participant in such person's capacity as a stockholder.

             (b) SALE OR REORGANIZATION. After any reorganization, merger, or consolidation in which the Company is or is not the surviving entity, each Participant shall, at no additional cost, be entitled upon the exercise of an Option outstanding prior to such event to receive (subject to any required action by stockholders), in lieu of the number of shares of Common Stock receivable on exercise pursuant to such Option, the number and class of shares of stock or other securities to which such Participant would have been entitled pursuant to the terms of the reorganization, merger, or consolidation if, at the time of such reorganization, merger, or consolidation, such Participant had been the holder of record of a number of shares of Common Stock equal to the number of shares of Common Stock receivable on exercise of such Option. Comparable rights shall accrue to each Participant in the event of successive reorganizations, mergers, or consolidations of the character described above.

             (c) OPTIONS TO PURCHASE STOCK OF ACQUIRED COMPANIES. After any reorganization, merger, or consolidation in which the Company shall be a surviving entity, the Committee may grant substituted Options under the provisions of the Plan, replacing old options granted under a plan of another party to the reorganization, merger, or consolidation whose stock subject to the old options may no longer be issued following such reorganization, merger, or consolidation. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole and absolute discretion. Any such adjustments may provide for the elimination of any fractional shares of Common Stock that might otherwise become subject to any Options.

             (d)    CHANGE  IN  CONTROL.  Upon  a  Change  in  Control,   unless
     otherwise specifically prohibited by Rule 16b-3:

                    (1) Any and all Options shall become exercisable in full, to the extent not previously exercised, as of the date of the Change in Control; and

                    (2) The restrictions on vesting on all Restricted Share Awards shall be deemed to have satisfied as of the date of the Change in Control.

             (e) EXISTENCE OF AWARDS. The existence of outstanding Awards shall not affect the right of the Company or its stockholders to make or authorize any and all adjustments, recapitalizations, reclassifications, reorganizations and other changes in the Company's capital structure, the Company's business, any merger or consolidation of the Company, any issue of bonds, debentures or preferred stock of the Company, the Company's liquidation or dissolution, any sale or transfer of all or any part of the Company's assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

     9.06 SURRENDER OF AWARDS. Any Award granted to a Participant under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and holder approve.

     9.07    NO RIGHT TO AWARD;  NO RIGHT TO  EMPLOYMENT.  Except as provided in
Article VIII, no director, employee, consultant or other person shall have any claim or right to be granted an Award. Neither the Plan nor any action taken hereunder shall be construed as giving any director, employee or consultant any right to be retained by the Company or any of its Subsidiaries.

     9.08 AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Income recognized by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of ERISA) or group insurance or other benefit plans applicable to the Participant that are maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

     9.09 GOVERNING LAW. The Plan and all determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware other than the conflict of laws provisions of such laws, and shall be construed in accordance therewith.

     9.10 NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     9.11 COMPLIANCE WITH RULE 16b-3 AND SECTION 162(m). It is intended that the Plan be applied and administered in compliance with Rule 16b-3 and with
Section  162(m).  If any  provision of the Plan would be in violation of Section

162(m) if applied as written, such provision shall not have effect as written and shall be given effect so as to comply with Section 162(m) as determined by the Committee in its sole and absolute discretion. The Board is authorized to amend the Plan and the Committee is authorized to make any such modifications to Award Agreements to comply with Rule 16b-3 and Section 162(m), as they may be amended from time to time, and to make any other such amendments or modifications deemed necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3 or Section 162(m). Notwithstanding the foregoing, the Board may amend the Plan so that it (or certain of its provisions) no longer comply with either or both of Rule 16b-3 or
Section 162(m) if the Board specifically determines that such compliance is no longer desired and the Committee may grant Awards that do not comply with Rule 16b-3 and/or Section 162(m) if the Committee determines, in its sole and absolute discretion, that it is in the interest of the Company to do so.

     9.12 CAPTIONS. The captions (i.e., all Article and Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize, or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     9.13 SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     9.14 LEGENDS. All certificates for Common Stock delivered under the Plan shall be subject to such transfer restrictions, if any, set forth in the Plan and such other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

     9.15 INVESTMENT REPRESENTATION. The Committee may, in its sole and absolute discretion, demand that any Participant awarded an Award deliver to the Committee at the time of grant or exercise of such Award a written representation that the shares of Common Stock subject to such Award are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such written representation by the Participant prior to the delivery of any shares of Common Stock pursuant to the grant or exercise of his or her Award shall be a condition precedent to the Participant's right to purchase or otherwise acquire such shares of Common Stock by such grant or exercise. The Company is not legally obliged hereunder if fulfillment of its obligations under the Plan would violate federal or state securities laws.

     9.16    AMENDMENT AND TERMINATION.

             (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time it is deemed necessary or appropriate; PROVIDED, HOWEVER, that the Board shall not, without the affirmative approval of a simple majority of the holders of Voting Stock, represented, by person or by proxy, and entitled to vote at an annual or special meeting of the holders of Voting Stock, make any amendment that requires stockholder approval under any applicable law or rule, unless the Board determines that compliance with such law or rule is no longer desired with respect to the Plan as a whole or the provision to be amended. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award; PROVIDED, HOWEVER, that the Committee may, in its sole and absolute discretion, make provision in an Award Agreement for such amendments that, in its sole and absolute discretion, it deems appropriate.

             (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be amended and exercised and may vest after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award could have been amended or would have been exercisable or vest had the Plan not terminated.

     9.17    COSTS  AND   EXPENSES.   All  costs  and   expenses   incurred   in
administering the Plan shall be borne by the Company.

     9.18 UNFUNDED PLAN. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assure the payment of any Award under the Plan.

     9.19 LOANS. The Committee shall be entitled to grant to Participants granted Non-Qualified Stock Options (other than Non-Employee Director Options) the right to pay the exercise price of such Options by delivery to the Company of an amount of cash equal to the par value per share of Common Stock purchased on exercise and a recourse promissory note. Each such recourse promissory note shall have the following terms and conditions: (a) such promissory note shall bear interest at 2% over the prime rate of Citibank on the date the promissory note is issued, (b) interest shall be due and payable quarterly in arrears, (c) the principal amount shall be due in full on the second anniversary date, (d) principal and accrued interest may be prepaid at any time, in whole or in part, without penalty, (e) in the event of a default in the payment of principal or interest when due and the continuance of such default for ten (10) days, the full principal amount of the promissory note plus accrued and unpaid interest shall become immediately due and payable, and (vi) the promissory note shall be secured by a pledge to the Corporation of shares of Common Stock having a Fair Market Value at all times at least equal to 110% of the principal amount of the promissory note.

                                 Please date, sign and mail your      APPENDIX C
                                 proxy card as soon as possible!

                                        V-ONE Corporation
                          Annual Meeting of Shareholders on May 13, 2004

[X] Please mark your votes       Note to Preferred C Shareholders:
    as in this example.          You may not vote on Proposal 1.

1.  Proposal 1:  Election of one director:                                 For       Withhold Authority

       Nominee:  Molly G. Bayley                                           [ ]              [ ]

                                                                           For       Against       Abstain

2.  Proposal 2: To approve an amendment to the  Company's  Amended and     [ ]         [ ]           [ ]
Restated  Certificate of Incorporation to effect a reverse stock split pursuant to which two shares of Company  common stock will be combined into one share of Company common stock.

                                                                           For       Against       Abstain

3. Proposal 3: To approve an amendment to the  Company's  1998 Amended     [ ]         [ ]           [ ]
Incentive Stock Plan increasing  shares of common stock authorized and reserved  for  issuance  under  the  plan  from  5,000,000  shares  to
6,000,000 shares.
                                                                           For       Against       Abstain

4. Proposal 4: To ratify the  appointment  of Aronson & Company as the     [ ]         [ ]           [ ]
Company's independent auditors for the fiscal year ending December 31,
2004.

5. In the discretion of such proxies on such other business as may properly come before the meeting or any adjournment thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS  AND WILL BE VOTED IN ACCORDANCE  WITH THE  SHAREHOLDER'S
SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS.

                                                               Change of Address or    [ ]
                                                               Comments, mark here:


-----------------------------       -----------------------------------------       -----------------, 2004
Signature of Shareholder            Signature of Additional Shareholder             Dated

Please sign your name exactly as it appears  hereon.  When signing as  attorney,  executor,  administrator, trustee or guardian,  please give full title as such. If a corporation,  please sign in full corporate name by president or other authorized officer.  If a partnership,  please sign in partnership name by authorized person.

                                V-ONE Corporation

            Proxy for Annual Meeting of Shareholders on May 13, 2004

           This Proxy is Solicited on Behalf of the Board of Directors

      The undersigned hereby appoints Margaret E. Grayson and Merle B. Miller, or either of them with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes them to represent and to vote as designated on the reverse all shares of common stock and preferred stock of V-ONE Corporation ("Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on May 13, 2004 and at any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this Proxy will be voted FOR the matters listed on the reverse. Whether or not you plan to attend the meeting, you are urged to execute and return this Proxy which may be revoked at any time prior to its use.

                   (Continued and to be signed on other side.)